State Street Letterhead

December 29, 2017

VIA EDGAR

Filing Desk

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:            Registration Statement on Form N-14 of Wasatch Funds Trust

Ladies and Gentlemen:

Attached for filing via the EDGAR system is a registration statement on Form N-14 under the Securities Act of 1933, as amended, for Wasatch Funds Trust (the “Trust”). This Form N-14 is being filed in connection with proposed reorganization which provides for (i) the transfer of all the assets of the Wasatch Long/Short Fund (the “Target Fund”), a series of the Trust, to the Wasatch Global Value Fund (formerly Wasatch Large Cap Value Fund) (the “Acquiring Fund”) a series of the Trust, in exchange solely for Investor Class and Institutional Class shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of Investor Class and Institutional Class shares of the Acquiring Fund to the shareholders of Investor Class and Institutional Class shares of the Target Fund, respectively, in complete liquidation and termination of the Target Fund (the “Reorganization”).

The Form N-14 includes a form of opinion to be issued by Chapman Cutler LLP regarding certain tax matters for this proposed Reorganization. Please be advised that we will provide a final tax opinion upon the closing of the Reorganization.

Please call me at 617.662.3969 with any questions or comments you may have regarding the enclosed Form N-14 or if we may expedite the staff’s review in any way.

Very truly yours,

/s/ Francine S. Hayes

Francine S. Hayes

Attachments

cc: R. Biles